UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 29, 2010
___________________________________

(Date of earliest event reported)

GRYPHON GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission file number: 333-127635

Nevada	92-0185596
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

675 West Hastings Street, Suite 711
Vancouver, BC	V6B 1N2
(Address of Principal Executive Offices)	(Zip Code)

(604) 261-2229

(Registrant’s Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Bolero Resources Corp. ("Bolero") issued a press release on January 29, 2010, announcing that it will not be proceeding with a formal take-over bid or tender offer for the common stock of Gryphon Gold Corporation, as previously announced by Bolero in its press release dated January 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: January 29, 2010	By: /s/ John L. Key
John L. Key President and CEO